UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22312

ACAP Strategic Fund
(Exact name of registrant as specified in charter)

350 Madison Avenue, 9th Floor
New York, New York 10017
(Address of principal executive offices) (Zip code)

SilverBay Capital Management LLC
350 Madison Avenue, 9th Floor
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-716-6840

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ACAP STRATEGIC FUND

350 Madison Avenue, 9th Floor
New York, New York 10017

November 18, 2015

Re: ACAP Strategic Fund (the “Fund”) — Annual Report to Shareholders

Dear Investor:

Please find enclosed the Fund’s Annual Report to Shareholders. We also enclose copies of the Privacy Policy for the Fund and its investment adviser.

Please note that a copy of the Fund’s prospectus may be obtained by contacting your financial advisor.

We appreciate your continued investment and look forward to a long and mutually beneficial relationship.

Very truly yours,

ACAP STRATEGIC FUND

Annual Report of

ACAP Strategic Fund

Financial Statements
with Report of Independent Registered Public Accounting Firm

For the Year Ended September 30, 2015

ACAP Strategic Fund

Financial Statements

For the Year Ended September 30, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Grant Thornton LLP 757 Third Avenue, 9th Floor New York, NY 10017 T212.599.0100 F212.370.4520 www.GrantThornton.com

Board of Trustees and Shareholders
ACAP Strategic Fund

We have audited the accompanying statement of assets and liabilities of ACAP Strategic Fund (a Delaware statutory trust) (the “Fund”), including the schedules of investments, securities sold, not yet purchased and swap contracts, as of September 30, 2015, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACAP Strategic Fund as of September 30, 2015 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

New York, New York
November 18, 2015

Grant Thornton LLP
U.S. member firm of Grant Thornton International Ltd

ACAP STRATEGIC FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015
Assets
Investments in securities, at fair value (cost $1,524,156,126)	$1,703,759,278
Cash and cash equivalents (including British Pounds Sterling of $53,731, with a cost of $53,640)	123,635,081
Due from brokers (including British Pounds Sterling of $509,256, with a cost of $523,281, Australian Dollars of $9,970, with a cost of $9,970, Hong Kong Dollars of $26,018,884, with a cost of $26,012,603, Euros of $15,190,003, with a cost of $15,168,951, and Swedish Krona of $2,059, with a cost of $2,570)	282,687,605
Receivable for investment securities sold	37,560,474
Net unrealized appreciation on total return swaps	34,817,620
Dividends receivable	1,181,852
Interest receivable	359,790
Other assets	52,487

Total assets	2,184,054,187

Liabilities
Securities sold, not yet purchased, at fair value (proceeds $626,462,930)	558,606,227
Due to custodian (including Euros of $3,364,254, with a cost of $3,357,500, Hong Kong Dollars of $1,472,304, with a cost of $1,471,759, and Japanese Yen of $440,428, with a cost of $439,846)	5,276,986
Due to brokers (including Japanese Yen of $2,295,153, with a cost of $2,295,118, and Swiss Franc of $8,096, with a cost of $8,092)	2,303,249
Payable for investment securities purchased	35,941,885
Withdrawals payable	20,743,463
Management fees payable	1,996,259
Dividends payable on securities sold, not yet purchased	1,550,735
Shareholders servicing fees payable	994,131
Stock loan fee payable	956,180
Administration fees payable	218,733
Professional fees payable	171,379
Accrued expenses	296,701

Total liabilities	629,055,928

Net Assets	$1,554,998,259

Net assets
Represented by:
Shares of beneficial interest - $0.001 par value; unlimited shares authorized; 123,341,156 Class A shares and 672,718 Class W shares issued and outstanding	$1,440,349,347
Accumulated net investment gain/(loss)	(194,243,535)
Accumulated net realized gain/(loss) of investment transactions, foreign currency transactions and total return swaps	26,597,949
Net unrealized gain/(loss) of investments, foreign currency and total return swaps	282,294,498

Net Assets	$1,554,998,259

Class A Net asset value per share	$12.56

Class W Net asset value per share	$9.39

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS

Shares		September 30, 2015 Fair Value
	Investments in Securities—109.57%
	Common Stocks—109.57%
	Canada—0.18%
	E-Services / Consulting—0.18%
78,940	Shopify Inc, Class A *	$2,778,688

	Total Canada (cost $1,999,697)	$2,778,688

	China—4.56%
	E-Commerce / Products—0.99%
277,500	JD.com Inc ADR *	7,231,650
486,950	Vipshop Holdings Ltd ADR * (a)	8,180,760

		15,412,410

	Web Portals / ISP—3.57%
403,700	Baidu Inc ADR * (a)	55,472,417

	Total China (cost $75,209,181)	$70,884,827

	France—0.30%
	Entertainment Software—0.30%
230,731	UBISOFT Entertainment *	4,664,294

	Total France (cost $4,523,306)	$4,664,294

	Germany—0.28%
	Electronic Components–Semiconductors—0.28%
392,046	Infineon Technologies AG	4,400,283

	Total Germany (cost $4,872,178)	$4,400,283

	Hong Kong—3.35%
	Alternative Waste Technology—2.44%
27,130,000	China Everbright International Ltd	37,876,736

	Sector Fund–China—0.91%
10,728,700	iShares FTSE A50 China Index ETF	14,147,950

	Total Hong Kong (cost $38,301,866)	$52,024,686

	Israel—0.37%
	Electronic Components–Semiconductors—0.37%
442,326	Tower Semiconductor Ltd *	5,692,736

	Total Israel (cost $6,885,307)	$5,692,736

	Japan—15.96%
	Audio / Video Products—7.42%
264,115	Alpine Electronics Inc	2,877,886
3,820,200	Panasonic Corp	38,388,600
3,060,500	Sony Corp	74,068,879

		115,335,365

	Chemicals–Diversified—0.68%
773,700	Hitachi Chemical Co Ltd	10,601,108

	E-Commerce / Products—2.07%
2,014,369	Rakuten Inc	25,632,684
199,579	Start Today Co Ltd	6,565,702

		32,198,386

	Electric Products–Miscellaneous—1.06%
380,500	Mabuchi Motor Co Ltd	16,425,375

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

Shares		September 30, 2015 Fair Value
	Common Stocks (continued)
	Japan (continued)
	Electronic Components–Miscellaneous—1.39%
769,900	Alps Electric Co Ltd	$21,567,357

	Entertainment Software—1.43%
313,200	Capcom Co Ltd	6,153,380
648,976	Square Enix Holdings Co Ltd	16,044,904

		22,198,284

	Finance–Other Services—0.89%
956,538	Japan Exchange Group Inc	13,873,056

	Metal Products–Distribution—1.02%
1,562,973	MISUMI Group Inc	16,038,857

	Total Japan (cost $243,480,670)	$248,237,788

	United States—84.57%
	Apparel Manufacturers—2.20%
377,760	Carter’s Inc (a)	34,240,166

	Commercial Services–Finance—6.09%
169,600	FleetCor Technologies Inc *	23,340,352
514,860	MasterCard Inc, Class A (a)	46,399,183
559,500	PayPal Holdings Inc *	17,366,880
165,640	Total System Services Inc	7,525,025

		94,631,440

	Computer Aided Design—0.86%
354,360	Aspen Technology Inc * (a)	13,433,788

	Computer Software—0.67%
148,310	SS&C Technologies Holdings Inc	10,387,632

	Computers—1.81%
255,320	Apple Inc (a)	28,161,796

	Consulting Services—1.71%
358,740	Verisk Analytics Inc * (a)	26,514,473

	Data Processing / Management—1.86%
195,390	Fidelity National Information Services Inc	13,106,761
181,740	Fiserv Inc *	15,740,501

		28,847,262

	E-Commerce / Services—0.53%
131,480	TripAdvisor Inc * (a)	8,285,870

	Electronic Components–Semiconductors—3.80%
802,860	Freescale Semiconductor Ltd *	29,368,619
131,900	Qorvo Inc *	5,942,095
561,080	Xilinx Inc (a)	23,789,792

		59,100,506

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

Shares		September 30, 2015 Fair Value
	Common Stocks (continued)
	United States (continued)
	Electronic Design Automation—5.65%
2,140,269	Cadence Design Systems Inc *	$44,260,763
944,520	Synopsys Inc * (a)	43,617,934

		87,878,697

	Entertainment Software—3.56%
1,317,980	Activision Blizzard Inc	40,712,402
508,810	Take-Two Interactive Software Inc *	14,618,111

		55,330,513

	Finance–Credit Card—3.86%
860,800	Visa Inc, Class A (a)	59,963,328

	Finance–Investment Banker / Broker—0.25%
168,884	Virtu Financial Inc, Class A	3,870,821

	Finance–Other Services—4.13%
273,120	Intercontinental Exchange Inc	64,180,469

	Internet Content–Entertainment—3.91%
675,810	Facebook Inc, Class A *	60,755,319

	Investment Management / Advisory Services—1.59%
144,230	Affiliated Managers Group Inc * (a)	24,661,888

	Medical–Biomedical / Genetics—6.42%
194,340	Alexion Pharmaceuticals Inc * (a)	30,392,833
95,960	BioMarin Pharmaceuticals Inc * (a)	10,106,507
548,700	Celgene Corp *	59,352,879

		99,852,219

	Medical–Drugs—5.98%
189,070	Allergan PLC *	51,391,117
66,000	Eli Lilly & Co	5,523,540
36,360	Mallinckrodt PLC *	2,324,858
189,300	Valeant Pharmaceuticals International Inc *	33,767,334

		93,006,849

	Medical–Outpatient / Home Medical—2.07%
935,674	Premier Inc, Class A * (a)	32,159,115

	Medical–Wholesale Drug Distribution—1.91%
313,210	AmerisourceBergen Corp (a)	29,751,818

	Multimedia—0.81%
463,640	Twenty-First Century Fox Inc, Class B (a)	12,550,735

	Retail–Discount—9.66%
311,070	Costco Wholesale Corp (a)	44,971,390
515,490	Dollar General Corp	37,342,096
1,021,330	Dollar Tree Inc * (a)	68,081,857

		150,395,343

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

Shares		September 30, 2015 Fair Value
	Common Stocks (continued)
	United States (continued)
	Retail–Drug Store—3.17%
592,690	Walgreens Boots Alliance Inc (a)	$49,252,539

	Retail–Mail Order—1.44%
293,800	Williams-Sonoma Inc	22,431,630

	Retail–Major Department Stores—2.60%
562,760	Nordstrom Inc (a)	40,355,520

	Semiconductor Components–Integrated Circuits—1.60%
367,200	Analog Devices Inc	20,713,752
527,400	Atmel Corp	4,256,118

		24,969,870

	Semiconductor Equipment—4.40%
1,400,300	Applied Materials Inc	20,570,407
430,340	Lam Research Corp (a)	28,114,112
1,099,070	Teradyne Inc (a)	19,794,250

		68,478,769

	Television—1.88%
734,000	CBS Corp, Class B (a)	29,286,600

	Web Hosting / Design—0.15%
92,860	GoDaddy Inc, Class A *	2,341,001

	Total United States (cost $1,148,883,921)	$1,315,075,976

	Total Common Stock (cost $1,524,156,126)	$1,703,759,278

	Total Investments in Securities (cost $1,524,156,126)†	$1,703,759,278

	Other Liabilities in Excess of Assets—(9.57%) **	$(148,761,019)

	Net Assets–100.00%	$1,554,998,259

(a)	Partially or wholly held in a pledged account by the Custodian as collateral for securities sold, not yet purchased.

*	Non-income producing security.

**	Includes $122,829,777 invested in a BNY Mellon Money Market Account, which is 7.90% of net assets.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

†	Aggregate cost for federal income tax purposes is $1,532,275,920. The aggregate gross unrealized gain/(loss) for federal income tax purposes for all portfolio investments is as follows:

Excess of value of cost	$281,954,191
Excess of cost of value	(110,470,833)

$171,483,358

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (concluded)

Investments in Securities–By Industry	September 30, 2015 Percentage of Net Assets (%)
Alternative Waste Technology	2.44
Apparel Manufacturers	2.20
Audio / Video Products	7.42
Chemicals – Diversified	0.68
Commercial Services – Finance	6.09
Computer Aided Design	0.86
Computer Software	0.67
Computers	1.81
Consulting Services	1.71
Data Processing / Management	1.86
E-Commerce / Products	3.06
E-Commerce / Services	0.53
E-Services / Consulting	0.18
Electric Products – Miscellaneous	1.06
Electronic Components – Miscellaneous	1.39
Electronic Components – Semiconductors	4.45
Electronic Design Automation	5.65
Entertainment Software	5.29
Finance – Credit Card	3.86
Finance – Investment Banker / Broker	0.25
Finance – Other Services	5.02
Internet Content – Entertainment	3.91
Investment Management / Advisory Services	1.59
Medical – Biomedical / Genetics	6.42
Medical – Drugs	5.98
Medical – Outpatient / Home Medical	2.07
Medical – Wholesale Drug Distribution	1.91
Metal Products – Distribution	1.02
Multimedia	0.81
Retail – Discount	9.66
Retail – Drug Store	3.17
Retail – Mail Order	1.44
Retail – Major Department Stores	2.60
Sector Fund – China	0.91
Semiconductor Components – Integrated Circuits	1.60
Semiconductor Equipment	4.40
Television	1.88
Web Hosting / Design	0.15
Web Portals / ISP	3.57

Total Investments in Securities	109.57%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED

Shares		September 30, 2015 Fair Value
	Securities Sold, Not Yet Purchased–35.92%
	Common Stock—35.92%
	China—1.55%
	Computers—0.54%
10,010,000	Lenovo Group Ltd	$8,434,178

	Electronic Components–Miscellaneous—0.64%
1,600,777	AAC Technologies Holdings Inc	9,966,064

	Metal Processors & Fabrication—0.11%
4,484,000	China Zhongwang Holdings Ltd	1,701,016

	Real Estate Operations / Development—0.26%
4,455,600	Guangzhou R&F Properties Co Ltd, Class H	4,035,885

	Total China (proceeds $28,943,480)	$24,137,143

	France—0.90%
	Retail–Major Department Store—0.90%
85,535	Kering	13,939,853

	Total France (proceeds $14,609,024)	$13,939,853

	Hong Kong—1.15%
	Casino Hotels—0.23%
258,000	Melco Crown Entertainment Ltd ADR	3,550,080

	Distribution / Wholesale—0.19%
3,938,000	Li & Fung Ltd	3,003,023

	Electric–Integrated—0.33%
604,000	CLP Holdings Ltd	5,155,399

	Gas Distribution—0.40%
3,301,000	Hong Kong & China Gas Co Ltd	6,184,543

	Total Hong Kong (proceeds $21,913,713)	$17,893,045

	India—0.51%
	Computer Services—0.51%
410,600	Infosys Ltd ADR	7,838,354

	Total India (proceeds $6,949,196)	$7,838,354

	Italy—0.01%
	Apparel Manufacturers—0.01%
54,400	Prada SpA	208,473

	Total Italy (proceeds $206,051)	$208,473

	Japan—6.33%
	Building Products–Doors and Windows—0.83%
2,209,000	Asahi Glass Co Ltd	12,855,784

	Diversified Manufacturing Operations—0.99%
6,135,000	Toshiba Corp	15,388,085

	Machinery–Construction & Mining—0.45%
476,564	Komatsu Ltd	6,973,476

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		September 30, 2015 Fair Value
	Common Stocks (continued)
	Japan (continued)
	Office Automation & Equipment—2.71%
1,061,200	Canon Inc	$30,604,808
1,139,800	Ricoh Co Ltd	11,463,192

		42,068,000

	Photo Equipment & Supplies—0.43%
642,700	Konica Minolta Inc	6,729,393

	Retail–Apparel / Shoe—0.92%
35,500	Fast Retailing Co Ltd	14,373,106

	Total Japan (proceeds $111,215,569)	$98,387,844

	Macau—0.64%
	Casino Hotels—0.64%
3,294,500	Sands China Ltd	9,904,691

	Total Macau (proceeds $12,188,092)	$9,904,691

	Netherlands—1.79%
	Semiconductor Equipment—1.79%
316,500	ASML Holding NV	27,845,670

	Total Netherlands (proceeds $30,200,297)	$27,845,670

	Switzerland—0.37%
	Computers–Peripheral Equipment—0.37%
444,500	Logitech International SA	5,827,395

	Total Switzerland (proceeds $6,669,319)	$5,827,395

	Taiwan—2.44%
	Electronic Components–Miscellaneous—0.17%
896,100	AU Optronics Corp ADR	2,652,456

	Semiconductor Components–Integrated Circuits—2.27%
1,560,200	Taiwan Semiconductor Manufacturing Co Ltd ADR	32,374,150
1,830,500	United Microelectronics Corp ADR	2,965,410

		35,339,560

	Total Taiwan (proceeds $41,771,694)	$37,992,016

	United States—20.23%
	Beverages–Non-alcoholic—0.94%
362,610	Coca-Cola Co	14,547,913

	Casino Hotels—1.39%
473,900	Las Vegas Sands Corp	17,993,983
195,700	MGM Resorts International	3,610,665

		21,604,648

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		September 30, 2015 Fair Value
	Common Stocks (continued)
	United States (continued)
	Commercial Services–Finance—0.55%
468,800	Western Union Co	$8,607,168

	Computer Services—0.61%
326,290	Teradata Corp	9,449,358

	Computers–Memory Devices—1.60%
555,500	Seagate Technology PLC	24,886,400

	Cosmetics & Toiletries—1.30%
280,200	Proctor & Gamble Co	20,157,588

	Electric–Integrated—3.65%
231,130	Consolidated Edison Inc	15,451,041
197,770	Duke Energy Corp	14,227,574
213,170	Edison International	13,444,632
322,100	Public Service Enterprise Group Inc	13,579,736

		56,702,983

	Electronic Components–Miscellaneous—0.95%
867,390	Corning Inc	14,849,717

	Electronic Components–Semiconductors—1.11%
571,900	Intel Corp	17,237,066

	Machinery–Construction & Mining—0.90%
214,300	Caterpillar Inc	14,006,648

	Motorcycle / Motor Scooter—0.73%
206,030	Harley-Davidson Inc	11,311,047

	REITS–Apartments—0.93%
195,610	Camden Property Trust	14,455,579

	REITS–Diversified—0.58%
99,230	Vornado Realty Trust	8,972,377

	REITS–Hotels—0.91%
417,090	Host Hotels & Resorts Inc	6,594,193
263,670	LaSalle Hotel Properties	7,485,591

		14,079,784

	REITS–Office Property—1.88%
83,070	Boston Properties Inc	9,835,488
239,000	Douglas Emmett Inc	6,864,080
115,210	SL Green Realty Corp	12,461,114

		29,160,682

	Retail–Apparel / Shoes—0.35%
147,669	Buckle Inc	5,459,323

	Retail–Bedding—0.84%
229,170	Bed Bath & Beyond Inc	13,067,273

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		September 30, 2015 Fair Value
	Common Stocks (continued)
	United States (continued)
	Retail–Regional Department Store—0.39%
130,600	Kohl’s Corp	$6,048,086

	Security Services—0.36%
193,300	ADT Corp	5,779,670

	Toys—0.26%
201,730	Mattel Inc	4,248,433

	Total United States (proceeds $351,796,495)	$314,631,743

	Total Common Stock (proceeds $626,462,930)	$558,606,227

	Total Securities Sold, Not Yet Purchased (proceeds $626,462,930)	$558,606,227

ADR American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (concluded)

Securities Sold, Not Yet Purchased – By Industry	September 30, 2015 Percentage of Net Assets (%)
Apparel Manufacturers	0.01
Beverages – Non-alcoholic	0.94
Building Products – Doors and Windows	0.83
Casino Hotels	2.26
Commercial Services – Finance	0.55
Computer Services	1.12
Computers	0.54
Computers – Memory Devices	1.60
Computers – Peripheral Equipment	0.37
Cosmetics & Toiletries	1.30
Distribution / Wholesale	0.19
Diversified Manufacturing Operations	0.99
Electric – Integrated	3.98
Electronic Components – Miscellaneous	1.76
Electronic Components – Semiconductors	1.11
Gas Distribution	0.40
Machinery – Construction & Mining	1.35
Metal Processors & Fabrication	0.11
Motor Cycle / Motor Scooter	0.73
Office Automation & Equipment	2.71
Photo Equipment & Supplies	0.43
Real Estate Operations / Development	0.26
REITS – Apartments	0.93
REITS – Diversified	0.58
REITS – Hotels	0.91
REITS – Office Property	1.88
Retail – Apparel / Shoes	1.27
Retail – Bedding	0.84
Retail – Major Department Store	0.90
Retail – Regional Department Store	0.39
Security Services	0.36
Semiconductor Components – Integrated Circuits	2.27
Semiconductor Equipment	1.79
Toys	0.26

Total Securities Sold, Not Yet Purchased	35.92%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS

Notional Amount	Maturity Date		September 30, 2015 Unrealized Gain/(Loss)
	Swap Contracts—2.24%
	Total Return Swap Contracts—2.24%
	Audio / Video Products—0.22%
$(7,014,759)	3/3/2016	Sharp Corp	$3,446,224

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Sharp Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 10.25%.

	Commercial Banks–Non-U.S.—0.08%
(8,941,552)	12/13/2019	Australia & New Zealand Banking Group Ltd	320,541

Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Australia & New Zealand Banking Group Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%.

(12,558,783)	12/13/2019	Westpac Banking Corp	868,010

Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Westpac Banking Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%.

			1,188,551

	Computers–Data Security—0.02%
(3,494,783)	2/25/2019	Gemalto NV	297,835

		Agreement with Morgan Stanley, dated 02/25/2014 to deliver the total return of the shares of Gemalto NV in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 5.66%.
	Computers–Peripheral Equipment—0.23%
(11,957,177)	3/3/2016	Innolux Display Corp	3,533,377

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Innolux Display Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 1.50%.

	Electric Products–Miscellaneous—0.11%
(11,012,958)	3/3/2016	LG Innotek Co Ltd	1,729,606

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of LG Innotek Co Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 2.17%.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		September 30, 2015 Unrealized Gain/(Loss)
	Total Return Swap Contracts (continued)
	Electronic Components–Miscellaneous—0.33%
$(11,232,690)	3/3/2016	AU Optronics Corp	$3,650,460

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of AU Optronics Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.96%.

(26,489,262)	3/3/2016	Hon Hai Precision Industry Co Ltd	1,477,402

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Hon Hai Precision Industry Co Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%.

			5,127,862

	Electronic Components–Semiconductors—0.15%
(12,964,320)	3/4/2019	Inotera Memories Inc	7,269,327

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Inotera Memories Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.88%.

73,748,703	3/3/2016	Samsung Electronics Co Ltd	(10,354,993)

Agreement with Morgan Stanley, dated 03/01/2010 to receive the total return of the shares of Samsung Electronics Co Ltd in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.90%.

(23,443,601)	3/3/2016	SK Hynix Inc	5,418,641

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of SK Hynix Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%.

			2,332,975

	Food–Retail—0.71%
(5,930,747)	3/3/2016	Distribuidora Internacional de Alimentacion SA	698,676

Agreement with Morgan Stanley, dated 01/01/2012 to deliver the total return of the shares of Distribuidora Internacional de Alimentacion SA in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%.

2,257,689	12/10/2018	Ocado Group PLC	(700,361)

Agreement with Morgan Stanley, dated 12/07/2012 to receive the total return of the shares of Ocado Group PLC in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		September 30, 2015 Unrealized Gain/(Loss)
	Total Return Swap Contracts (continued)
	Food–Retail (continued)
$(10,281,081)	12/10/2018	Sainsbury PLC.	$(729,812)

Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Sainsbury PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.32%.

(15,407,143)	12/10/2018	Tesco PLC	1,427,097
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Tesco PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%.
(14,859,145)	12/23/2019	Wesfarmers Ltd.	1,897,311

Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Wesfarmers Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%.

(8,324,288)	12/10/2018	WM Morrison Supermarkets PLC	474,044

Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of WM Morrison Supermarkets PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.47%.

(37,385,733)	12/23/2019	Woolworths Ltd	7,990,071

Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Woolworths Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%.

			11,057,026

	Hotels & Motels—0.03%
40,913,017	12/10/2018	Whitbread PLC	537,260

		Agreement with Morgan Stanley, dated 12/07/2012 to receive the total return of the shares of Whitbread PLC in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%.
	Machinery–Construction & Mining—0.07%
(7,516,766)	9/25/2017	Atlas Copco AB, Class A	(386,694)

Agreement with Morgan Stanley, dated 09/24/2015 to deliver the total return of the shares of Atlas Copco AB, Class A in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%.

(6,092,527)	3/4/2019	Hitachi Construction Machinery Co Ltd	1,455,157

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Hitachi Construction Machinery Co Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%.

			1,068,463

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		September 30, 2015 Unrealized Gain/(Loss)
	Total Return Swap Contracts (continued)
	Metal Processors & Fabrication—(0.08%)
$(3,474,455)	3/3/2016	Catcher Technology Co Ltd	$(1,220,263)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Catcher Technology Co Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 3.50%.

	Office Automation & Equipment—0.11%
(6,312,855)	3/4/2019	Seiko Epson Corp	1,749,270

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Seiko Epson Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%.

	Retail–Discount—(0.02%)
5,535,936	12/10/2018	B&M European Value Retail SA	662,865

Agreement with Morgan Stanley, dated 12/07/2012 to receive the total return of the shares of B&M European Value Retail SA in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%.

7,864,440	12/10/2018	Poundland Group PLC	(1,012,649)

Agreement with Morgan Stanley, dated 12/07/2012 to receive the total return of the shares of Poundland Group PLC in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%.

			(349,784)

	Retail–Jewelry—0.09%
(9,415,538)	5/8/2017	Cie Financiere Richmont SA	(179,802)

Agreement with Morgan Stanley, dated 05/08/2015 to deliver the total return of the shares of Cie Financiere Richmont SA in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%.

(18,510,314)	12/10/2018	Swatch Group AG	1,563,590

Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Swatch Group AG in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%.

			1,383,788

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		September 30, 2015 Unrealized Gain/(Loss)
	Total Return Swap Contracts (continued)
	Satellite Telecommunications—0.01%
$2,903,592	2/25/2019	Cellnex Telecom SAU	$131,221

Agreement with Morgan Stanley, dated 02/25/2014 to receive the total return of the shares of Cellnex Telecom SAU in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%

	Semiconductor Components–Integrated Circuits—(0.12%)
(11,236,283)	3/3/2016	Novatek Microelectronics Corp	3,818,923

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Novatek Microelectronics Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 1.25%.

33,044,841	3/3/2016	QUALCOMM Inc	(6,113,324)
		Agreement with Morgan Stanley, dated 03/01/2012 to receive the total return of the shares of QUALCOMM Inc in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.45%.
(2,936,139)	3/3/2016	United Microelectronics Corp	540,128

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of United Microelectronics Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%.

			(1,754,273)

	Television—0.05%
6,099,349	3/3/2016	Nippon Television Holdings Inc	747,033

Agreement with Morgan Stanley, dated 03/01/2010 to receive the total return of the shares of Nippon Television Holdings Inc in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.60%.

	Web Portals / ISP—0.25%
59,110,980	3/3/2016	Google Inc, Class A	3,811,449

Agreement with Morgan Stanley, dated 03/01/2012 to receive the total return of the shares of Google Inc, Class A in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.45%.

	Total Swap Contracts		$34,817,620

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (concluded)

Swap Contracts – By Industry	September 30, 2015 Percentage of Net Assets (%)
Audio / Video Products	0.22
Commercial Banks Non-U.S	0.08
Computer Data Security	0.02
Computers – Peripheral Equipment	0.23
Electric Products – Miscellaneous	0.11
Electronic Components – Miscellaneous	0.33
Electronic Components – Semiconductors	0.15
Food – Retail	0.71
Hotels & Motels	0.03
Machinery – Construction & Mining	0.07
Metal Processors & Fabrication	(0.08)
Office Automation & Equipment	0.11
Retail – Discount	(0.02)
Retail – Jewelry	0.09
Satellite Telecommunications	0.01
Semiconductor Components – Integrated Circuits	(0.12)
Television	0.05
Web Portals / ISP	0.25

Total Swap Contracts	2.24%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF OPERATIONS

For the Year Ended September 30, 2015
Investment Income
Dividends (net of foreign withholding tax of $321,923)	$13,271,655
Interest	2,484,934
Other	561

Total investment income	15,757,150

Expenses
Management fees	25,591,098
Dividends on securities sold, not yet purchased	13,800,777
Distribution and shareholder servicing fees—Class A Shares	10,298,460
Stock loan fees	9,178,438
Incentive Fee	1,458,680
Administration fees	1,263,017
Professional fees	602,572
Transfer agent fees	407,832
Custody fees	405,133
Interest expense	208,090
Insurance expense	196,071
Registration fees	80,659
Trustees’ fees	18,751
Miscellaneous expense	628,490

Total expenses	64,138,068

Net investment loss	(48,380,918)

Realized and unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps

Realized gain/(loss) from investment activities, foreign currency transactions and total return swaps
Investment securities	76,008,444
Securities sold, not yet purchased	(41,551,096)
Foreign currency transactions	(77,736)
Total return swaps	(8,189,644)

Net realized gain/(loss) from investment activities, foreign currency transactions and total return swaps	26,189,968

Net change in unrealized gain/(loss) from investment activities and foreign currency transactions	18,400,510
Net change in unrealized gain/(loss) of total return swaps	30,830,101

Net change in unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps	49,230,611

Net realized and unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps	75,420,579

Net increase in net assets resulting from operations	$27,039,661

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
From operations:

Net investment loss	$(48,380,918)	$(40,461,966)
Net realized gain/(loss) from investment activities, foreign currency transactions and total return swaps	26,189,968	25,932,737
Net change in unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps	49,230,611	(18,976,572)

Net increase/(decrease) in net assets resulting from operations	27,039,661	(33,505,801)

Distributions to shareholders:

From net realized gain ($0.48697 and $0.06473 per Class A share, respectively)	(57,080,054)	(6,239,719)

Net decrease in net assets resulting from distributions to shareholders	(57,080,054)	(6,239,719)

From transactions in shares:
Proceeds from sale of shares
Class A	189,734,241	507,928,252
Class W	6,789,674	—

Total proceeds from sale of shares	196,523,915	507,928,252

Reinvestment of Class A distributions	53,189,149	5,746,559
Cost of Class A shares repurchased	(133,574,082)	(142,378,253)

Net increase in net assets from transactions in shares	116,138,982	371,296,558

Net increase in net assets	86,098,589	331,551,038

Net assets at beginning of year	1,468,899,670	1,137,348,632

Net assets at end of year	$1,554,998,259	$1,468,899,670

Accumulated Undistributed Net Investment Loss	$(194,243,535)	$(145,862,617)

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015

1. Organization

ACAP Strategic Fund (the “Fund”) was organized as a Delaware statutory trust in June 2009. The Fund commenced operations on March 1, 2010. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, offers to repurchase between 5% – 25% of its outstanding Shares at their net asset value as of or prior to the end of each fiscal quarter. SilverBay Capital Management LLC serves as the investment adviser of the Fund (the “Adviser”). The Adviser is controlled by its managing member, Alkeon Capital Management, LLC (“Alkeon”). Each of the Adviser and Alkeon is registered with the SEC as an investment adviser.

The Fund’s investment objective is to achieve maximum capital appreciation. The Fund pursues this objective by investing its assets primarily in equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. The Fund also pursues its objective by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also borrow money for investment purposes, i.e., leverage its assets. The use of short sales and leverage are speculative investment practices and involve a high degree of risk.

The Fund is authorized to issue an unlimited number of Shares of beneficial interest (“Shares”), $0.001 par value. The minimum initial investment in the Fund by an investor is $100,000, subject to reduction at the discretion of an investor’s broker, dealer or other financial intermediary, but not below $50,000 (including a sales load, if applicable). Minimum subsequent investments must be at least $10,000 (including a sales load, if applicable). Investors may be charged a sales load up to a maximum of 3% on the amount they invest. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. Shares may only be purchased through, and with funds drawn on, an investor’s brokerage account with Breakwater Group, LLC (the “Underwriter”) or with brokers or dealers retained by the Underwriter to act as selling agents to assist in the distribution of Shares (“Selling Agents”). Class W shares may be purchased through, and with funds drawn on, an investor’s “wrap-fee” account with a registered broker dealer or registered investment adviser retained by the Underwriter or the Adviser, as applicable. Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth of more than $2,000,000 (excluding the value of the primary residence of such person and any debt secured by such property up to its current market value) or otherwise satisfy the definition of a “qualified client” under the Investment Advisers Act of 1940. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding Shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding Shares as of or prior to the end of each fiscal quarter. However, repurchase offers in excess of 5% of the Fund’s outstanding Shares for any particular fiscal quarter are entirely within the discretion of the Board of Trustees of the Fund (the “Board”) and, as a result, there can be no assurance that the Fund will make repurchase offers for amounts in excess of 5% of the outstanding Shares for any particular fiscal quarter.

Effective December 18, 2014, all existing shares of the Fund were designated “Class A shares.” Class A shares are subject to a front-end sales charge and a distribution and shareholder servicing fee. Unlike Class A shares, Class W shares are not subject to any sales load or distribution and shareholder servicing fees. Class W shares of the Fund are currently available to investors whose investment in the Fund is made through an asset-based fee program sponsored by a registered broker-dealer or a registered investment adviser (also known as a “wrap fee” program) and whose financial advisor recommends their investment in the Fund.

The Board has overall responsibility for the management and supervision of the operations of the Fund. The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

1. Organization (continued)

corporation. The persons comprising the Board (the “Trustees”) are not required to invest in the Fund or to own Shares. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (hereafter referred to as “authoritative guidance”) requires the Adviser to make estimates and assumptions in determining the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Aggregate cumulative appreciation or depreciation, with the exception of the Distribution and Shareholder Servicing Fee, is allocated pro rata between Class A and Class W shares based on the net asset value of each share class as compared to the Fund’s net asset value overall on a monthly basis. The Distribution and Shareholder Servicing Fee is allocated only to Class A shares.

The Fund qualifies as an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services—Investment Companies and, therefore, is applying the specialized accounting and reporting guidance in ASC Topic 946.

The following is a summary of the significant accounting policies of the Fund:

a. Revenue Recognition

Securities transactions, including related revenue and expenses, are recorded on a trade date basis. Effective October 1, 2014, the Fund employs the minimum tax basis cost method. Prior to that date, the Fund utilized the high cost method. Dividends are recorded on the ex-dividend date, net of foreign withholding tax. Interest income and expense are recorded on the accrual basis.

The Fund amortizes premium and accretes discount on bonds using the effective yield method.

b. Portfolio Valuation

The value of the net assets of the Fund is determined on each business day as of the close of regular business of the NYSE in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

Domestic exchange traded equity securities (other than options) other than those that trade on NASDAQ are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities sold short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00 p.m. (EST) adjusted up to NASDAQ’s best offer price if the last trade is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the Fund’s net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed “stale” and the value will be determined at fair value. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities sold short) as reported by that exchange.

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities sold short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Adviser under the supervision of the Board in accordance with authoritative guidance.

Debt securities (other than convertible securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service.

If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security sold short) does not fairly reflect the market value of the security, the security may be valued at fair value in good faith pursuant to procedures adopted by the Board.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value, taking into account the aforementioned factors, in good faith pursuant to procedures adopted by the Board.

The Fund follows authoritative guidance for fair value measurement. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Fund recognizes transfers into and out of levels indicated above at the end of the reporting period. There were no such transfers during the year ended September 30, 2015.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Additional information on the investments can be found in the Schedule of Investments, the Schedule of Securities Sold, Not Yet Purchased and the Schedule of Swap Contracts.

The following table summarizes the fair value of assets and liabilities by the ASC 820 fair value hierarchy levels as of September 30, 2015.

	Level 1	Level 2	Level 3	Balance September 30, 2015
Assets
Common Stock	$1,703,759,278	$—	$—	$1,703,759,278
Total Return Swaps	—	34,817,620	—	34,817,620

Total Assets	$1,703,759,278	$34,817,620	$—	$1,738,576,898

Liabilities
Common Stock	$558,606,227	$—	$—	$558,606,227

c. Cash and Cash Equivalents

The Fund considers all financial instruments that mature within three months of the date of purchase as cash equivalents. At September 30, 2015, $122,829,777 in cash equivalents were held in a BNY Mellon Money Market Account. Amounts typically exceed federally insured limits.

d. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with authoritative guidance. To the extent these differences are permanent, such amounts are reclassified within the capital account based on their federal tax basis treatment; temporary differences do not require such reclassification.

e. Income Taxes

Each year the Fund intends to operate in a manner to qualify as, and has elected to be treated as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date. At September 30, 2015, the Fund had no deferred tax liability.

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

2. Significant Accounting Policies (continued)

e. Income Taxes (continued)

net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

f. Due to/from Brokers and Custodian

Due to/from brokers consists of U.S. dollar cash balances held at the Fund’s prime brokers (Morgan Stanley & Co., Inc. and Credit Suisse Securities (USA) LLC). The Fund is charged interest on cash it borrows at agreed upon rates with its prime brokers. The amount due from broker primarily represents receivables for funds held by the broker which result from proceeds of short sales and cash proceeds from the unwind of swap positions. It is the Fund’s policy to monitor the credit standing of the broker and other financial institutions with which it conducts business. Due to custodian consists of U.S. dollar debit cash balances held at the Fund’s custodian (The Bank of New York Mellon).

3. Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. Effective December 18, 2014, the Management Fee annual rate was reduced from 2.00% to 1.50%. This fee is accrued daily as an expense to be paid out of the Fund’s assets and has the effect of reducing the net asset value of the Fund. For the year ended September 30, 2015, Management Fees totaled $25,591,098, of which $1,996,259 remained payable to the Adviser at the end of the reporting period and is included on the Statement of Assets and Liabilities.

4. Incentive Fee

The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”). The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (defined below) exceed the balance of the loss carryforward account (described below), without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a Share repurchase offer by the Fund.

For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of Shares repurchased during the Fiscal Period (excluding Shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal period and not reinvested in additional Shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of Shares issued during the Fiscal Period (excluding any Shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund).

Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund.

Fiscal Period means each period ending on the Fund’s fiscal year-end, provided that whenever the Fund conducts a Share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period for purposes of calculating the Incentive Fee due (if any) on shares being tendered for repurchase.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

4. Incentive Fee (continued)

The Incentive Fee is payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that is credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited (but not below zero) with the amount of any net profits of the Fund for that Fiscal Period. This is sometimes known as a “high water mark.” The loss carryforward account is also reduced by: (i) the payment by the Fund of any dividend or other distribution to Shareholders (unless the full amount thereof is reinvested in Shares of the Fund); and (ii) any repurchase by the Fund of its Shares.

For the year ended September 30, 2015, earned incentive due to repurchases amounted to $1,458,680, all of which was paid during the reporting period.

5. Distribution and Shareholder Servicing Fee

The Board has approved, and the Fund has adopted, a distribution and service plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and the related servicing of shareholders. Under the plan, Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of the Class A shares of the Fund (the “Distribution and Shareholder Servicing Fees”). Effective December 18, 2014, the annual rate was increased from 0.25% to 0.75%. Distribution and Shareholder Servicing Fees are accrued daily as an expense of the Fund. Class W shares of the Fund are not subject to the Distribution and Shareholder Servicing Fees.

For the year ended September 30, 2015, Distribution and Shareholder Servicing Fees amounted to $10,298,460. At September 30, 2015, $994,131 remained payable and is included in the accompanying Statement of Assets and Liabilities.

6. Administration Fee, Related Party Transactions and Other

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund. BNY Mellon also provides transfer agency services to the Fund and is paid a minimum of $20,000 per annum for such services. In consideration of the administration and accounting services, the Fund pays BNY Mellon a monthly asset-based fee that includes the regulatory administration fee, which is not anticipated to exceed .08% of the Fund’s average net assets. The Fund also reimburses BNY Mellon for certain out-of- pocket expenses.

The Bank of New York Mellon (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian.

Effective May 18 2015, the Fund’s distributor is Breakwater Group LLC (“Breakwater”) which is an affiliate of, and successor to the business of Mainsail Group LLC (“Mainsail”), the prior distributor of the Fund. Like Mainsail, Breakwater is an affiliate of the Adviser, as they are under common control. Breakwater (previously defined as the “Underwriter”), an underwriter under the federal securities laws, serves as underwriter of the Fund’s Shares on a best efforts basis. Pursuant to the terms of the underwriter’s distribution agreement with the Fund, the Underwriter may retain unaffiliated brokers or dealers (i.e. “Selling Agents”) to assist in the distribution of Shares. As described in Note 5 above and

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

6. Administration Fee, Related Party Transactions and Other (continued)

in the Fund’s prospectus, Distribution and Shareholder Servicing Fees are used to compensate Selling Agents and are generally not retained by Breakwater.

Each Independent Trustee receives an annual retainer of $15,000 plus reimbursement of reasonable out of pocket expenses. Trustees who are “interested persons” do not receive any annual or other fee from the Fund. Trustees who are “interested persons” are reimbursed by the Fund for all reasonable out-of- pocket expenses incurred in performing their duties. The Officers of the Fund serve without compensation.

7. Indemnifications and Financial Guarantees

The Fund has entered into several contracts that contain routine indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has had no claims or payments pursuant to these or prior agreements, and the Fund believes the likelihood of a claim being made is remote.

8. Securities Transactions

Aggregate purchases and sales of investment securities for the year ended September 30, 2015, amounted to $1,521,969,054 and $1,482,085,164, respectively. Aggregate proceeds received and paid for securities sold, not yet purchased for the year ended September 30, 2015, amounted to $1,197,002,417 and $1,033,602,540, respectively.

Aggregate purchases and sales of total return swap contracts held long for the year ended September 30, 2015, amounted to $144,638,095 and $95,734,896, respectively. Aggregate proceeds received and paid for total return swap contracts held short for the year ended September 30, 2015, amounted to $243,414,551 and $182,890,717, respectively.

9. Borrowings

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund (which do not include securities sold, not yet purchased and derivative transactions), subject to limitations of the 1940 Act, will not exceed 33 1/3 percent of the Fund’s total assets. Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. Borrowing for investment purposes (a practice known as “leverage”) is a speculative investment practice and involves certain risks.

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per Share. The Adviser expects that the Fund’s investment program will make frequent use of leverage.

For the year ended September 30, 2015, the average daily amount of such borrowings was $21,501,932 and the daily weighted average annualized interest rate was 0.52%. At September 30, 2015, the total amount of such borrowings was $37,843,249.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

10. Transactions in Shares

Transactions in Shares were as follows:

	For the Year Ended September 30, 2015 Shares
	Class A	Class W
Shares at the beginning of the period	115,080,053	—
Shares sold	14,301,592	672,718
Shares reinvested	4,110,444	—
Shares repurchased	(10,150,933)	—

Net increase (decrease)	8,261,103	672,718

Shares at the end of the period	123,341,156	672,718

As of September 30, 2015, the Investment Adviser and its affiliates own 10,486.044 Class A shares of the Fund.

11. Principal and Non-Principal Fund Investment Practices and Their Risks

Although the Fund’s principal investment strategy is to invest primarily in equity securities of U.S. and foreign companies, the Fund may invest its assets in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve maximum capital appreciation, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities, and such other considerations as the Adviser deems appropriate.

The Fund may effect short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. For example, the Fund may “short” a security of a company if the Adviser believes the security is over-valued in relation to the issuer’s prospects for earnings growth. In addition, the Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. At times, the Fund may be exposed significantly to short positions and, as a result, the dollar value of short positions in the portfolio could exceed the dollar value of long positions.

To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Thus, short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transactions costs, where in the case of a short sale, there is no limit on the loss that may be incurred. Moreover, the amount of any gain achieved through a short sale will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur, and the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the Fund’s investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Fund. In addition, the Fund, as a result of certain short

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

sale transactions, may recognize short term capital gain, which will be passed through to investors as ordinary income.

The Fund’s short sales have the additional effect of leveraging the Fund’s assets. The Fund may also generate leverage through engaging in securities lending. The Fund’s use of total return swaps can also expose the Fund to leveraged investment exposure. Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per share.

Authoritative guidance on disclosures about derivative instruments and hedging activities requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The realized gain/(loss) on swap contracts and foreign currency transactions is reflected on the Statement of Operations within these financial statements. The net change in unrealized appreciation/(depreciation) on swap contracts is reflected on the Statement of Operations and Schedule of Swap Contracts within these financial statements. The net change in unrealized appreciation/(depreciation) on foreign currency transactions is reflected on the Statement of Operations within these financial statements as a component of the net change in unrealized appreciation/(depreciation) from investment activities and foreign currency transactions. Option contracts serve as components of the Fund’s investment strategies and are utilized to structure investments to enhance the performance of the Fund.

a. Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity (i.e., market risk).

The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality.

Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non- investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund does not expect to invest more than 15% of its net assets in non-convertible debt securities. The

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

a. Bonds and Other Fixed-Income Securities (continued)

Fund’s investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

At September 30, 2015, the Fund held no positions of the above-mentioned investments.

b. Exchange Traded Funds and Other Similar Instruments

The Fund may purchase retail shares of exchange-traded funds that are registered under the 1940 Act (“ETFs”) and retail shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these shares. Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes. Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their shares at net asset value in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchange and can be purchased and sold in the secondary market in lots of any size at any time during the trading day (i.e., retail shares).

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.

At September 30, 2015, the fair value of Exchange Traded Funds was $14,147,950.

c. Temporary Investments; U.S. Government Securities Risk

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation (“FDIC”); and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

The Fund may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of shares from shareholders or for other purposes.

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

c. Temporary Investments; U.S. Government Securities Risk (continued)

in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s Share price or yield could fall. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund’s Shares are guaranteed by the FDIC or any other government agency, or that the price of the Fund’s Shares will not continue to fluctuate.

There was no activity of the above-mentioned investments in the Fund during the year ended September 30, 2015.

d. Total Return Swaps

The Adviser may use total return swaps to pursue the Fund’s investment objective of maximum capital appreciation. The Adviser may also use these swaps for hedging purposes. A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or “notional,” amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps, total return swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency, commodity or equity involved. Total return swaps are where one party exchanges a cash flow indexed (on a long or short basis) to a non-money market asset (e.g., an equity security).

Most swap agreements entered into by the Fund require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

The Fund is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive, which may be different than the amounts recorded on the Statement of Assets and Liabilities.

e. Call and Put Options on Individual Securities

The Fund may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books or with the Fund’s custodian to fulfill the obligation undertaken.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so-called “synthetic” options or other derivative instruments written by broker-dealers.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

e. Call and Put Options on Individual Securities (continued)

Options transactions may be effected on securities exchanges or in the over-the-counter market. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities.

There was no activity of the above-mentioned investments in the Fund during the year ended September 30, 2015.

f. Foreign Currency Transactions

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in the net change in unrealized appreciation/(depreciation) from investment activities and foreign currency transactions on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

12. Balance Sheet Offsetting

In the normal course of business the Fund has entered into derivative transactions subject to an enforceable master netting agreement. The netting agreement allows the Fund and the counterparty to make net payments in respect of all transactions in the same currency, settling on the same date. The Fund posts cash as collateral with the Custodian for the counterparty and is held by the Custodian in a segregated account and its use is restricted. The Fund receives or posts cash as collateral with its prime broker based on the unrealized gain/loss of the swaps.

In the event of default (i.e., the Fund a) fails to post said collateral, b) fails to comply with any restrictions or provisions, or c) fails to comply with or perform any agreement or obligation), then the counterparty has the right to set-off any amounts payable by the Fund with respect to any obligations against any posted collateral or the cash equivalent of any posted collateral. Further, the counterparty has the right to liquidate, sell, pledge, re-hypothecate, or dispose of such posted collateral to satisfy any outstanding obligations.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

12. Balance Sheet Offsetting (continued)

The table below presents the swap contracts that are set-off, if any, as well as collateral delivered, related to those swap contracts as of September 30, 2015.

Offsetting of Financial Assets and Derivative Assets

	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Total return swaps	$55,515,517	$(20,697,897)	$34,817,620	$—	$—	$—

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amount of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Total return swaps	$20,697,897	$(20,697,897)	$—	$—	$78,715,811	$—

The fair value of derivative instruments as of September 30, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Notional	Net unrealized appreciation on total return swaps on the Statement of Assets and Liabilities
Total return swaps—Long	$231,478,548	$(12,291,499)
Total return swaps—Short	(286,792,903)	47,109,119

Total	$(55,314,355)	$34,817,620

Effect of derivative instruments trading activities for the year ended September 30, 2015:

Derivatives not accounted for as hedging instruments	Realized gain/(loss) from total return swaps recognized on the Statement of Operations	Net change in unrealized gain/(loss) of total return swaps recognized on the Statement of Operations
Total return swaps—Long	$(10,437,649)	$(12,606,835)
Total return swaps—Short	2,248,005	43,436,936

Total	$(8,189,644)	$30,830,101

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

13. Federal Income Tax Information

At September 30, 2015, the aggregate cost and proceeds for Federal income tax purposes of portfolio investments and securities sold, not yet purchased was $1,532,275,920, and $640,041,257, respectively. For Federal income tax purposes, at September 30, 2015, accumulated net unrealized gain on portfolio investments was $171,483,358, consisting of $281,954,191 gross unrealized gain and $110,470,833 gross unrealized loss. The accumulated net unrealized loss on securities sold, not yet purchased, was $81,435,030, consisting of $129,727,420 gross unrealized gain and $211,162,450 gross unrealized loss. The difference between book basis and tax basis unrealized gain on portfolio investments and unrealized loss on securities sold, not yet purchased is attributable primarily to cumulative loss deferrals on wash sales and loss deferrals on unsettled short positions and wash sales, respectively.

During the year ended September 30, 2015, taxable gain differs from net decrease in net assets resulting from operations primarily due to: (1) unrealized gain/(loss) from investment activities and foreign currency transactions, as investment gains and losses are not included in taxable income until they are realized; (2) deferred wash sales losses and loss deferrals on unsettled short positions; (3) net reversal of qualified late year losses; (4) reversal of prior year unrealized gain/(loss) of swap contracts and (5) net operating losses. Listed below is a reconciliation of net increase in net assets resulting from operations to taxable gain for the fiscal year ended September 30, 2015.

Net decrease in net assets resulting from operations	$27,039,661
Net change in unrealized gain/(loss) from investment activities and foreign currency transactions	(49,230,611)
Book/tax difference due to recognized wash sales losses	(7,080,631)
Book/tax difference due to short sales	421,626
Current year net operating losses	82,500,877
Net reversal of qualified late-year losses	(50,534,862)
Other book-tax differences	(3,116,021)

Taxable Gain(1)	$39

(1)

The Fund’s taxable gain is an estimate and will not be finally determined until the Fund files its tax return for the year ended September 30, 2015. Therefore, the final taxable income may be different than the estimate.

As of September 30, 2015, the components of net assets on a tax basis were as follows:

Accumulated undistributed net investment loss	$(28,139,526)
Accumulated net realized losses on investments	(33,375,916)
Accumulated unrealized gain from investment activities and foreign currency transactions	282,294,498
Paid-in capital	1,334,219,203

Total Net Assets	$1,554,998,259

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Fund’s Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. In accordance with authoritative guidance, management has analyzed the Fund’s tax positions for the open tax years from 2012 through 2015, and has concluded that no provision for income tax is required in the

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

13. Federal Income Tax Information (continued)

Fund’s financial statements. During the period, the Fund did not record any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules including the unlimited carryover of future capital losses. In general, the provisions of the Act became effective for the Fund’s fiscal year beginning after October 31, 2011.

During the year ended September 30, 2015, the tax character of the dividends paid by the Fund was $57,080,054 long-term capital gains.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

14. Financial Highlights

The following table includes selected data for a share outstanding throughout the periods shown. Effective November 1, 2012, the Fund’s fiscal year end was changed from October 31 to September 30. Fiscal period end September 30, 2013 was the first since the Fund changed its fiscal year end from October 31 to September 30.

	Class W	Class A
	For the period April 1, 2015 (date of issuance) through September 30, 2015	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Eleven Months Ended September 30, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Net asset value per Share, beginning of period	$10.00	$12.76	$13.06	$11.33	$11.13	$10.57

Income from investment operations (a):
Net investment income/(loss)	0.21	(0.40)	(0.38)	(0.75)	(0.59)	(0.74)
Net realized and unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps	(0.82)	0.69	0.14	2.48	0.85	1.30

Total income/(loss) from investment operations	(0.61)	0.29	(0.24)	1.73	0.26	0.56

Distributions to shareholders:
Realized capital gains	—	(0.49)	(0.06)	—	(0.06)	—

Total distributions to shareholders	—	(0.49)	(0.06)	—	(0.06)	—

Net asset value per Share, end of period	$9.39	$12.56	$12.76	$13.06	$11.33	$11.13

Total return—gross (b) (c) (d)	(7.80)%	2.21%	(1.76%)	19.06%	2.93%	6.55%
Total return—net (b) (c) (d)	(6.10)%	2.14%	(1.84%)	15.27%	2.38%	5.30%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	6,314	1,548,684	1,468,900	1,137,349	694,581	325,272
Average net assets (dollars in thousands), end of period	3,288	1,596,336	1,408,062	931,507	519,202	269,839
Ratio of expenses to average net assets (d) (e)	0.20%	4.02%	3.99%	7.99%	5.68%	6.81%
Ratio of expenses without incentive fee to average net assets (d) (e)	3.56%	3.92%	3.97%	4.01%	5.03%	5.38%
Ratio of incentive fee to average net assets (c) (d)	(3.36)%	0.10%	0.02%	3.98%	0.65%	1.43%
Ratio of expenses without incentive fee, dividend & interest expense and security trading related expenses to average net assets (d) (e)	1.70%	2.46%	2.49%	2.50%	2.58%	2.86%
Ratio of dividend and interest expense to average net assets (d) (e)	1.22%	0.88%	0.75%	0.61%	0.98%	1.09%
Ratio of security trading related expenses to average net assets (d) (e)	0.64%	0.58%	0.73%	0.90%	1.46%	1.43%
Ratio of net investment income/(loss) to average net assets (d) (e)	0.94%	(3.04%)	(2.87%)	(6.84%)	(4.57%)	(5.75%)
Portfolio turnover on investments in securities (c)	85%	85%	113%	127%	97%	108%
Average debt ratio (e)	1.35%	1.35%	0.16%	0.21%	0.03%	0.12%

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (concluded)

14. Financial Highlights (continued)

(a)	Per Share amounts presented are based on monthly Shares outstanding throughout the period indicated.

(b)	Total return gross/net of incentive fee is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	Non-annualized for periods less than one year.

(d)	The computation of such ratios for an individual shareholder may vary from these ratios due to timing of capital activity.

(e)	Annualized for periods of less than one year.

15. Subsequent Events

Subsequent to September 30, 2015, and through November 18, 2015, the Fund had capital subscriptions of $32,967,880 and $24,365,018 in Class A shares and Class W shares, respectively.

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited)

Disclosure of Portfolio Holdings: The Fund files a Form N-Q with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year. For the Fund, this would be for the fiscal quarters ending December 31 and June 30. Form N-Q includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities: A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling your financial advisor, or calling collect (212) 389-8713, or on the SEC’s website at http://www.sec.gov.

Supplemental Tax Information: Certain tax information regarding the Fund is required to be provided to shareholders based upon its income and distributions for the taxable year ended September 30, 2015. The information and distributions reported herein may differ from information reported on Form 1099 for the calendar year ended December 31, 2014, and December 31, 2015. As of September 30, 2015, the Fund does not currently expect to make a taxable distribution for calendar year 2015. This estimate is unaudited, based on the Fund’s capital gains as of September 30, 2015, and is subject to change as a result of: (i) the Fund’s capital gains and losses between September 30, 2015 and the date a distribution would be made if the Fund were to make one (late December 2015); and (ii) purchases of Fund shares, or repurchases of such shares by the Fund, between such dates. Actual distributions may differ from this estimate. If during the year you would like information on estimated capital gains, please contact the Fund at (212) 716-6840.

The Fund reports the following items with regard to distributions paid during the fiscal year ended September 30, 2015. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

For the year ended September 30, 2015, the Fund had a qualified dividend income percentage of 100%.

For corporate shareholders, of the total ordinary income distributions paid during the fiscal year ended September 30, 2015, 100% qualify for the corporate dividends received deduction.

Consideration and Renewal of Investment Advisory Agreement

At a meeting held in person on September 11, 2015, the Board of Trustees of ACAP Strategic Fund (the “Board”) approved renewing the investment advisory agreement (the “Advisory Agreement”) between ACAP Strategic Fund, a Delaware statutory trust (the “Fund”), and SilverBay Capital Management, LLC, a Delaware limited liability company (the “Adviser”), for an additional one-year period. Also, by a unanimous vote, the members of the Board (the “Trustees”) who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Trustees”) separately voted to renew the Advisory Agreement.

In considering whether to renew the Advisory Agreement, the Board reviewed various materials from the Adviser, which included: (i) information concerning the services rendered to the Fund by the Adviser over the past year; (ii) the investment performance of the Fund and the Adviser, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) information on the profitability of the Adviser and its affiliates, taking into account their cost of providing services, and (v) other benefits to the Adviser from its relationship with the Fund. The Independent Trustees were represented in their review by experienced counsel they reasonably believed satisfied the SEC’s standards as “independent legal counsel.” In particular, the Board considered the following:

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited) (continued)

(a) The Nature, Extent and Quality of Services Provided by the Adviser

The Trustees reviewed various presentations the Adviser provided to the Board regarding its services to the Fund. In connection with the broad scope of investment advisory services provided to the Fund, the Board discussed, in detail, with representatives of the Adviser, the performance of the Fund’s investments in relation to the Fund’s stated investment objective and policies. In this regard, the Board also considered the experience of the individuals responsible for the day-to-day management and operation of the Fund’s assets, including personnel of the Adviser and Alkeon Capital Management, LLC (“Alkeon”), the Adviser’s managing member, in managing funds and accounts with similar strategies to those of the Fund. The Board noted that the Adviser, or Alkeon, provides, at its own expense, facilities necessary for the operation of the Fund, and it makes certain of its personnel available to serve as the senior officers of the Fund, including the Chief Compliance Officer, the Principal Executive Officer and the Principal Financial Officer. The Trustees considered the Adviser’s performance of its obligations to provide oversight of third-party service providers and to monitor compliance with applicable Fund policies and procedures and adherence to its investment restrictions. The Board also considered the Adviser’s representations regarding the adequacy of its financial condition and its financial wherewithal to provide quality services to the Fund, and the representations, in this regard, by Alkeon, in its capacity as managing member of the Adviser, including its commitment to providing or making available to the Adviser, on an ongoing basis, adequate resources (including capital and personnel) so as to provide meaningful and appropriate support for the operations of the Adviser, including enabling it to perform its obligations, and provide quality services, to the Fund. The Board found it was reasonable to expect that the Fund would continue to receive the services required from the Adviser under the Advisory Agreement and expressed satisfaction with the nature, extent and quality of services theretofore provided.

(b) Investment Performance of the Fund and Adviser

In connection with the evaluation of the services provided by the Adviser, the Trustees reviewed the historical investment performance generated by the Adviser for those investment vehicles, such as the Fund, managed by Mr. Panayotis (“Takis”) Sparaggis, the principal portfolio manager of the Fund and the lead member of the Adviser’s Investment Team. With respect to the Fund, the Trustees observed that the Fund’s investment performance during calendar year 2014 had underperformed the MSCI World and MSCI All Country World Indexes, but that during the year-to-date 2015 period through July 31, 2015 had outperformed both indices. The Trustees also observed the Fund’s ability to maintain greater stability during downside markets.

(c) Cost of the Services Provided and Profits Realized by the Adviser from its Relationship with the Fund

The Trustees reviewed the cost of services provided by the Adviser and the fees paid under the Advisory Agreement. The Board noted that under the Advisory Agreement the Fund pays the Adviser a fixed management fee of 1.50% and a performance-based incentive fee in an amount equal to 20% of the amount by which the Fund’s net profits exceed the balance of a loss carry-forward account. The Board noted that the management fee had recently been reduced (in December 2014), from the previous fee of 2.00%. The Board considered the mechanics of the incentive fee, noting that it will continue to be paid both at the close of the Fund’s fiscal year (which was changed to September 30 in late 2012) and each time the Fund conducts a share repurchase offer, although the fee paid in connection with a share repurchase offer is limited to the incentive fee earned to date (if any) on shares tendered by investors for repurchase. The Trustees further noted that any incentive fee is calculated and accrued daily as a liability of the Fund and this is reflected in the Fund’s net asset value on a daily basis. The Trustees also considered information showing a comparison of the advisory fees and expense ratio of the Fund compared with fees and expenses of other similar closed-end, continuously-offered single manager 1940 Act-registered products, as well as fees of other funds and accounts advised or sub-

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited) (concluded)

advised by Alkeon. The Fund’s expense ratio was above the median ratio of the peer group presented in the materials; however, the Board was satisfied that the proposed fee structure was within the range of fees charged to other similar funds, including other funds and accounts managed by Alkeon. The Board also noted that the same or higher management fee/incentive fee combination was commonly charged by alternative fund managers such as the Adviser (or Alkeon). The Board also reviewed indirect costs of the Fund, including soft dollar benefits flowing to the Adviser and its affiliates, noting the Adviser’s policy to seek best execution on all transactions of the Fund. Based on its review, the Board concluded that the proposed level of the management fee and the incentive fee were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Trustees then considered the expenses incurred and profits realized by the Adviser and its affiliates from the relationship with the Fund. Based on the data provided, the Trustees concluded that the Adviser’s profitability level was not excessive.

(d) The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect such Economies of Scale.

The Trustees noted that economies of scale may be realized when a fund’s assets increase significantly. The Trustees did not consider that economies of scale had yet been realized sufficient to consider the effect, if any, on fees. The Trustees determined that they would revisit this issue as appropriate.

Conclusion.

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the fee structure under the Advisory Agreement to be fair and reasonable in light of the services provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved renewal of the Advisory Agreement for an additional one-year period.

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited)

The identity of the Trustees, and brief biographical information regarding each Trustee, is set forth below. For more information on the Fund’s Trustees and Officers, please see the Statement of Additional Information (SAI), which is available without charge, upon request, by calling collect (212) 716-6840.

Independent Trustees

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
William F. Murphy, 57	Trustee	Indefinite/Since Inception	Agent, Coldwell Banker Residential (real estate firm, 2015 to Present); Portfolio Manager, Bay Hill Capital Management, LLC (investment management firm, 2010-2011)	One(1)	None
Jorge Orvananos, 47	Trustee	Indefinite/Since Inception	Principal Engineer and Founder, Geometric & Financial Research LLC (financial advisory firm, 2010-Present); Analyst, HealthCor Management, L.P. (investment management firm);	One(1)	None

The address of each independent Trustee is 350 Madison Avenue, 9th Floor, New York, New York 10017.

*

“Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(1)

Other than the Fund. As of September 30, 2015, each of the Independent Trustees of the Fund also served in the same capacity for Bluepoint Investment Series Trust (a part of the Fund Complex), for which the Adviser also serves as investment adviser.

ACAP STRATEGIC FUND
Fund Management
(Unaudited) (continued)

Interested Trustees*

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Gregory D. Jakubowsky, 43	Trustee, President and Principal Executive Officer	Indefinite/Since Inception

Chief Operating Officer, Alkeon Capital Management (investment management firm, 2002 to Present); Chief Executive Officer, Mainsail Group, LLC (broker-dealer, 2003 to 2015); Chief Executive Officer, Breakwater Group, LLC (broker-dealer, 2015 to Present)

				One(1)	None

*	“Interested person” of the Fund or the Adviser, as defined by the 1940 Act. Mr. Jakubowsky is an interested person of the Fund due to his position as an officer of the Fund.

(1)

Other than the Fund. As of September 30, 2015, each of the Interested Trustees/Officers of the Fund also served in the same capacity for Bluepoint Investment Series Trust (a part of the Fund Complex), for which the Adviser also serves as investment adviser.

ACAP STRATEGIC FUND
Fund Management
(Unaudited) (concluded)

In accordance with the Fund’s agreement and declaration of trust (the “Declaration of Trust”), the Board has selected the following persons to serve as officers of the Fund:

Officers

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Gregory D. Jakubowsky, 43	Trustee, President and Principal Executive Officer	Indefinite/Since Inception

Chief Operating Officer, Alkeon Capital Management (investment management firm, 2002 to Present); Chief Executive Officer, Mainsail Group, LLC (broker-dealer, 2003 to 2015); Chief Executive Officer, Breakwater Group, LLC (broker-dealer, 2015 to Present)

One(1)
George Mykoniatis, 45	Treasurer and Principal Financial Officer	Indefinite/Since Inception

Chief Financial Officer, Alkeon Capital Management (investment management firm, 2002 to Present); Chief Compliance Officer, Mainsail Group, LLC (broker-dealer, 2002 to 2015); Chief Financial Officer, Breakwater Group, LLC (broker-dealer, 2015 to Present)

One(1)
Jennifer Shufro, 40	Chief Compliance Officer, Chief Legal Officer, Vice President and Secretary	Indefinite/Since March 2015

Managing Director, Alkeon Capital Management (investment management firm, 2012 to Present); General Counsel, Breakwater Group, LLC (broker-dealer, 2015 to Present); Chief Compliance Officer, SilverBay Capital Management LLC (investment management firm, 2015 to Present)

One(1)

The address of each Officer is 350 Madison Avenue, 9th Floor, New York, New York 10017.

(1)	Other than the Fund. As of September 30, 2015, each of the Officers of the Fund also served in the same capacity for Bluepoint Investment Series Trust (a part of the Fund Complex), for which the Adviser also serves as investment adviser.

ACAP STRATEGIC FUND
PRIVACY NOTICE

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of ACAP Strategic Fund (the “Fund”) with respect to the collection, sharing and protection of non-public personal information of the Fund’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Fund’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

SILVERBAY CAPITAL MANAGEMENT LLC
(“SilverBay”)
PRIVACY POLICY

SilverBay, the investment adviser to ACAP Strategic Fund, does not disclose nonpublic personal information about its clients, former clients, prospective clients, clients’ investors, prospective clients’ investors or former clients’ investors to third parties other than as described below. This Privacy Policy sets forth the policies of SilverBay with respect to the collection, sharing and protection of non-public personal information of SilverBay’s clients, former clients, client’s investors, prospective clients’ investors and former clients’ investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Policy carefully to understand what SilverBay does.

SilverBay collects personal information about its clients (such as names, addresses, social security or tax identification numbers, assets and income) in the course of doing business with its clients, from documents that its clients may deliver to it or its agent. SilverBay may use this information to provide advisory services to its clients, to open an account for its clients, to process a transaction for a clients’ account or otherwise in furtherance of its business. To service its clients’ accounts and effect transactions, SilverBay may provide its clients’ personal information to its affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist it in servicing its clients’ accounts and have a need for such information, such as a broker or fund administrator. SilverBay may also disclose such information to service providers and financial institutions with which it has marketing arrangements.

SilverBay requires third party service providers and financial institutions with which it has marketing arrangements to protect the confidentiality of its clients’ information and to use the information only for the purposes for which SilverBay discloses the information to them. SilverBay does not otherwise provide information about its clients to outside firms, organizations or individuals except to its attorneys, accountants and auditors and as permitted by law.

SilverBay does not disclose any nonpublic, personal information about its clients, former clients, prospective clients, clients’ investors, prospective clients’ investors or former clients’ investors to third parties, except as permitted or required by law. SilverBay maintains physical, electronic and procedural safeguards to protect such information, and limits access to such information to those employees who require it in order to provide products or services to its clients.

If you have any questions regarding SilverBay’s privacy policy, please contact Jennifer Shufro at (212) 716-6575.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that Jorge Orvananos is qualified to serve as an audit committee financial expert serving on the Audit Committee of the Board (the “Audit Committee”) and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $94,500 for 2015 and $89,250 for 2014.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are

$21,000 for 2015 and $15,750 for 2014. These services related to the review of the Registrant’s semi-annual, unaudited financial statements and the auditor’s consent to the Registrant’s prospectus.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2015 and $0 for 2014.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2014.

(e)(1)	The Registrant’s Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, (i) all audit and non–audit services that the Registrant’s independent auditors provide to the Registrant and (ii) all non-audit services that the Registrant’s independent auditors provide to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; provided that the Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee prior to their ratification by the Audit Committee.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the ACAP Strategic Fund (the “Fund”) to SilverBay Capital Management LLC (the “Adviser”) as part of the Adviser’s management of the Fund pursuant to the Advisory Agreement. The Adviser has adopted proxy voting policies and procedures to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Fund. The following is a summary of the Adviser’s proxy voting policies and procedures.

The Adviser has entered into an agreement with Institutional Shareholder Services Inc. (“ISS”), an independent third party, for ISS to provide the Adviser with its research and recommendations on proxies and to facilitate the electronic voting of proxies. The Adviser has adopted ISS’s proxy voting policies and procedures (the “ISS Policies”) in order to ensure that it votes proxies in the best interests of its clients. The Adviser has instructed ISS to vote all proxies in accordance with the ISS Policies, unless instructed by the Adviser to vote otherwise.

The Adviser instructs each custodian for its client accounts (including the Fund) to deliver to ISS all proxy solicitation materials that the custodian receives for that client account. The Adviser (or its designee, which may include an administrator to a client account) provides to ISS a listing of securities held “long” in each client account as of the 15th and last day of each month to enable ISS to use reasonable efforts to confirm that ISS has received all proxy solicitation materials concerning such securities.

The Adviser, through ISS, will vote proxies on behalf of client accounts. ISS evaluates all proxy solicitation material and other facts it deems relevant and may seek additional information from the party soliciting the proxy and independent corroboration of such information when ISS considers it appropriate and when it is reasonably available. The Adviser has instructed ISS to make voting decisions on behalf of each client account based on the proxy voting guidelines that ISS provides to the Adviser, subject to certain exceptions in the event of conflicts of interests. The Adviser may override ISS’ voting decisions if the Adviser deems it in the best interests of the client account. The Adviser has instructed ISS to use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX and be made available no later than August 31 of each year. Such information can be obtained (i) without charge, upon request, by calling the Fund at (212) 716-6840 and (ii) at the SECs website at http://www.sec.gov.

Due to the size and nature of the Adviser’s operations and the Adviser’s limited affiliations in the securities industry, the Adviser does not expect that material conflicts of interest will arise between the Adviser and a client account over proxy voting. The Adviser recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Adviser or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company.

Accordingly, if the Adviser determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Adviser will address matters involving such conflicts of interest as follows:

A.	if a proposal is addressed by the ISS Policies, the Adviser will vote in accordance with such policies;

B.	if the Adviser believes it is in the best interests of the fund to depart from the ISS Policies, the Adviser will be subject to the requirements of C or D below, as applicable;

C.	if the proxy proposal is (1) not addressed by the ISS Policies or (2) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interests of the fund, without taking any action described in D below, provided that such vote would be against the Adviser’s own interest in the matter (i.e. against the perceived or actual conflict). The Adviser will memorialize the rationale of such vote in writing; and

D.	if the proxy proposal is (1) not addressed by the ISS Policies or (2) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of a fund, as applicable; (c) inform the investors in a fund of the conflict of interest and obtain consent (majority consent in the case of a fund) to vote the proxy as recommended by the Adviser; or (d) obtain approval of the decision from the Adviser’s Compliance Committee.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this filing, Mr. Panayotis (“Takis”) Sparaggis serves as the Fund’s principal Portfolio Manager and the lead member of the Adviser’s Investment Team, and has served as the Fund’s principal Portfolio Manager since the Fund’s inception. Mr. Sparaggis is the controlling person and Chief Investment Officer of Alkeon Capital Management, LLC (“Alkeon”), which is the managing member of the Adviser. From May 1995 until he established Alkeon in January 2002, Mr. Sparaggis was associated with CIBC World Markets Corp. (“CIBC WM”) and its predecessor, Oppenheimer & Co., Inc., where he was a Managing Director. From January 1996 to December 2001, Mr. Sparaggis also was a Senior Portfolio Manager for Oppenheimer Investment Advisers (“OIA”), an investment management program offered by CIBC WM, and was then responsible for OIA’s MidCap Managed Account Portfolios. From 1993 until joining Oppenheimer & Co., Inc. in 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of September 30, 2015, Mr. Sparaggis managed or was a member of the management team for the following client accounts other than the Fund:

Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Registered Investment Companies:	2	1,257,500,836	1	1,253,919,052
Other Pooled Investment Vehicles:	9	2,197,776,271	8	2,184,348,830
Other Accounts:	—	—	—	—

Potential Conflicts of Interests

The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage (collectively, “Other Accounts”) may give rise to conflicts of interest that may disadvantage the Fund. The Fund has no interest in these other activities of the Adviser and its affiliates. As a result of the foregoing, the persons that manage the Fund’s investments and their associated investment firms and their affiliates: (i) will be engaged in substantial activities other than on behalf of the Adviser and the Fund, (ii) may have differing economic interests in respect of such activities, and (iii) may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time to the management of the Fund’s investments as in their judgment is necessary and appropriate.

There may be circumstances under which the Adviser or its associated firms will cause one or more of their Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser or its associated firms will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa. The Adviser will not purchase securities or other property from, or sell securities or other property to, the Fund.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Mr. Sparaggis’ compensation consists of periodic draws and the income from the profits of Alkeon, the managing member of the Adviser, derived by him as its controlling principal. The level of Alkeon’s profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

(a)(4)	Disclosure of Securities Ownership

As of September 30, 2015, Mr. Sparaggis did not own directly any shares of the Fund. (This does not take into account Mr. Sparaggis’ position as controlling principal of the Adviser’s managing member.)

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Board, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ACAP Strategic Fund

By (Signature and Title)*	/s/ Gregory D. Jakubowsky
Gregory D. Jakubowsky, President and Principal Executive Officer
(principal executive officer)

Date	12/3/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory D. Jakubowsky
Gregory D. Jakubowsky, President and Principal Executive Officer
(principal executive officer)

Date	12/3/15

By (Signature and Title)*	/s/ George D. Mykoniatis
George D. Mykoniatis, Treasurer and Principal Financial Officer
(principal financial officer)

Date	12/3/15

* Print the name and title of each signing officer under his or her signature.